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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.


                                  FORM 8-K


                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     December 13, 2004
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                           Consolidated Energy, Inc.
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           (Exact name of registrant as specified in its charter)



   Wyoming                       0-25951           86-0852222
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(State or other jurisdiction   (Commission     (IRS Employer
    of incorporation)          File Number)     Identification No.)



9900 West Sample Road, Suite 300, Coral Springs, Florida        33065
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code     (954) 755-6620
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Item 7.01 Regulation FD Disclosure

Consolidated Energy Inc. (the "Company") has prepared materials to use in connection with proposed financing transactions seeking funding from institutional investors for a coal washing facility in connection with its coal mining operations. The materials are in the form of a presentation attached hereto as an exhibit.

The information in Item 7.01 of this report and Exhibit 99.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.01 Powerpoint presentation

SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2004

Consolidated Energy, Inc.

By:  /S/ David Guthrie
      David Guthrie, President